UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2015

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

38 Hans Crescent, London, England
SW1X 0LZ
(Address of Principal Executive Office)

+44.20.7190.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2015, Liberty Global plc (Liberty Global) held its annual general meeting of shareholders. At the annual general meeting, eight matters were considered and acted upon:

1.	To elect Michael T. Fries as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018.

2.	To elect Paul A. Gould as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018.

3.	To elect John C. Malone as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018.

4.	To elect Larry E. Romrell as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2018.

5.
To approve, on an advisory basis, the annual report on the implementation of the directors' compensation policy for the year ended December 31 2014, contained in Appendix A of the proxy statement for the 2015 annual general meeting of shareholders.

6.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2015.

7.
To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

8.	To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.

Each of the resolutions 1-8 were adopted. The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such resolution, are set forth below.

Resolutions 1, 2, 3 and 4 - Election of Directors Proposal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Michael T. Fries	306,364,189	708,519	386,329	15,910,243
Paul A. Gould	306,275,896	791,237	391,904	15,910,243
John C. Malone	266,435,054	38,951,318	2,073,041	15,909,867
Larry E. Romrell	237,374,039	47,660,572	22,424,802	15,909,867

Resolution 5 - Approval of the Annual Report on the Implementation of the Directors’ Compensation Policy:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

176,387,612	130,260,574	810,842	15,910,252

Resolution 6 - Ratification of KPMG LLP (U.S.) as Liberty Global’s Independent Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

322,539,118	116,706	713,079	—

Resolution 7 - Appointment of KPMG LLP (U.K.) as Liberty Global’s U.K. Statutory Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

322,538,184	116,480	714,240	—

Resolution 8 - Authorization of the Audit Committee to determine the U.K. statutory auditor’s compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

322,800,882	120,259	447,763	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ LEONARD P. STEGMAN
Leonard P. Stegman
Managing Director

Date: June 30, 2015

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